Exhibit 10.12
AMENDMENT OF MANAGEMENT SERVICES AGREEMENT
     This AMENDMENT OF MANAGEMENT SERVICES AGREEMENT (the “Agreement”), is entered into as of March ___, 2008, by and between Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Company”) and Compass Group Management LLC, a Delaware limited liability company (the “Manager”).
RECITALS:
     WHEREAS, the Company and Manager entered into that certain Management Services Agreement dated as of May 16, 2006 (the “MSA”);
     WHEREAS, the Company and Manager desire to amend certain provisions of the MSA in accordance with the terms of this Agreement.
     NOW THEREFORE, in consideration of the mutual premises and the respective mutual agreements contained herein, the Company and Manager agree as follows:
     1. Remuneration of the Chief Executive Officer and Chief Financial Officer. The second sentence of Subsection 8.2(b) of the MSA is hereby deleted in its entirety and replaced with the following sentence:
“For the avoidance of doubt, except as set forth in Section 8.2(c) hereof, the Company shall have no obligation to reimburse the Manager for the compensation and other compensation-related expenses of any employees, representatives, delegates and seconded officers of the Manager and its Affiliates.”
     2. Effectiveness of MSA. Except as otherwise provided in this Agreement, the terms and provisions of the MSA remain in full force and effect.
     3. Governing Law. This Agreement shall be construed under and shall be governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
     4. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.
[Signature page immediately follows.]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment of Management Services Agreement as of the date first above written.

COMPANY:

Compass Group Diversified Holdings LLC,
a Delaware limited liability company

By:
Name:	James J. Bottiglieri
Title:	Chief Financial Officer

MANAGER:

Compass Group Management LLC,
a Delaware limited liability company

By:

Name:	I. Joseph Massoud
Title:	Managing Member
Signature Page
Amendment to Management Services Agreement